UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):   March 7, 2007




                            JUPITERMEDIA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                      000-26393                       06-1542480
   --------                      ---------                       ----------
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)


        23 Old Kings Highway South, Darien, CT                   06820
        --------------------------------------                   -----
          (Address of principal executive offices)            (Zip Code)



    Registrant's telephone number, including area code:     (203) 662-2800
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 8.01.  Other Events.

     On March 7, 2007, Jupitermedia Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          JUPITERMEDIA CORPORATION


                                          By: /s/ Christopher S. Cardell
                                              ----------------------------------
                                          Name:   Christopher S. Cardell
                                          Title:  Director, President, and COO


Date:  March 7, 2007


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                                  EXHIBIT INDEX


Exhibit:
-------

99.1      Press release, dated March 7, 2007, of Jupitermedia Corporation.